UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 11, 2008

CENTERPOINT ENERGY, INC.
(Exact name of registrant as specified in its charter)

Texas	1-31447	74-0694415
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1111 Louisiana
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 207-1111

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
(Exact name of registrant as specified in its charter)

Texas	1-3187	22-3865106
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1111 Louisiana
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 207-1111

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.
     On December 11, 2008, CenterPoint Energy, Inc. (the “Company”) issued a press release announcing that CenterPoint Energy Houston Electric, LLC (“CEHE”), a wholly owned subsidiary of the Company, filed a settlement agreement with the Public Utility Commission of Texas (“Texas Utility Commission”), which includes a plan to deploy an advanced metering system across CEHE’s service territory over the next five years.
     The Press Release is being furnished, not filed, pursuant to Regulation FD. Accordingly, the Press Release will not be incorporated by reference into any registration statement filed by the Company or CEHE under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the Press Release is not intended to, and does not, constitute a determination or admission by the Company or CEHE that the information in the press release is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company, CEHE or any of their affiliates.

Item 8.01	Other Events.
     On December 11, 2008, CEHE filed a settlement agreement with the Texas Utility Commission, which includes a plan to deploy an advanced metering system across CEHE’s service territory over the next five years. The settlement agreement reached with Texas Utility Commission staff and other interested parties is subject to review and approval by the Texas Utility Commission. The Company anticipates that CEHE could begin installing meters as early as March 1, 2009, if the filed plan is approved by the end of 2008.
     By this settlement, CEHE would recover the cost for the interactive meters through a monthly surcharge to all retail electric providers over 12 years. The surcharge for each residential consumer for the first 24 months, beginning in February 2009, will be $3.24 per month; thereafter, the surcharge is scheduled to be reduced to $3.05 per month. These amounts are subject to upward or downward adjustment in future proceedings to reflect actual costs incurred and to address required changes in scope. The Company projects capital expenditures of approximately $640 million for the installation of the interactive meters and corresponding communication and data management systems over the five-year deployment period.
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION
     This report includes forward-looking statements. Actual events and results may differ materially from those projected. The statements in this report regarding the timing of Texas Utility Commission approval, the anticipated timing of installation of meters, projected capital expenditures and other statements that are not historical facts are forward-looking statements. Factors that could affect actual results include the timing and outcome of the Texas Utility Commission approval process, the timing and impact of future regulatory and legislative decisions, general market conditions and other factors discussed in the Company’s and CEHE’s Form 10-Ks for the period ended December 31, 2007, Form 10-Qs for the periods ended March 31, 2008, June 30, 2008 and September 30, 2008 and other filings with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.
     The exhibit listed below is furnished pursuant to Item 7.01 of this Form 8-K.
          (d) Exhibits.
99.1	Press release dated December 11, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.
Date: December 12, 2008	By:	/s/ Walter L. Fitzgerald
Walter L. Fitzgerald
Senior Vice President and Chief Accounting Officer

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
Date: December 12, 2008	By:	/s/ Walter L. Fitzgerald
Walter L. Fitzgerald
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION

99.1	Press release dated December 11, 2008